Significant Or Pending Acquisitions	6 Months Ended
Apr. 30, 2022
Disclosure Of Significant Or Pending Acquisitions [Abstract]
Significant Or Pending Acquisitions
NOTE 8:  SIGNIFICANT OR PENDING ACQUISITIONS

Acquisition of First Horizon Corporation
On February 28, 2022, the Bank and First Horizon Corporation (“First Horizon”) announced a definitive agreement for the Bank to acquire First Horizon in an all-cash
transaction valued at US$13.4 billion, or US$25.00 for each common share of First Horizon. In connection with this transaction, the Bank has invested US$494 million in non-voting
First Horizon preferred stock (convertible in certain circumstances into up to 4.9% of First Horizon’s common stock). The transaction is expected to close in the first quarter of fiscal 2023, and is subject to customary closing conditions, including approvals from First Horizon’s shareholders and U.S. and Canadian regulatory authorities. The results of the acquired business will be consolidated by the Bank from the closing date and reported in the U.S. Retail segment.
If the transaction does not close prior to November 27, 2022, First Horizon shareholders will receive, at closing, an additional US$0.65 per share on an annualized basis for the period from November 27, 2022 through the day immediately prior to the closing. Either party will have the right to terminate the agreement if the transaction has not closed by February 27, 2023 (the “outside date”), subject to the right of either party (under certain conditions) to extend the outside date to May 27, 2023.